UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20529
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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DAWSON GEOPHYSICAL COMPANY
(Name of Registrant as Specified In Its Charter)

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DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held January 23, 2007

TO THE STOCKHOLDERS:

Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 23, 2007 for the following purposes:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to approve the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan;

3.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007; and

4.	Considering all other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on November 24, 2006, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

DATED this 11th day of December, 2006.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan,
Secretary

IMPORTANT

Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

Dawson Geophysical Company
508 West Wall, Suite 800
Midland, Texas 79701

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
To Be Held Tuesday, January 23, 2007

SOLICITATION OF PROXY

The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 23, 2007, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 18, 2006.

Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to approve the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan;

3.	Considering and voting upon a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007; and

4.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share (“Common Stock”).

The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 24, 2006, at which time the Company had outstanding and entitled to vote at the meeting 7,550,244 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

All proposals will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for election of directors is not authorized.

Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. For purposes of determining the outcome of any matter to be voted upon as to which the broker has indicated on the proxy that the broker does not have discretionary authority to vote, these shares will be treated as not present at the meeting and not entitled to vote with respect to that matter, even though those shares are considered to be present at the meeting for quorum purposes and may be entitled to vote on other matters. Abstentions, on the other hand, are considered to be present at the meeting and entitled to vote on the matter abstained from.

With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Votes that are withheld will be excluded entirely from the vote and will have no effect. Broker non-votes and other limited proxies will have no effect on the outcome of the election of directors.

With regard to the proposed special resolution to approve the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan, and the proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, an abstention will have the same effect as a vote against the proposal. Broker non-votes and other limited proxies will have no effect on the outcome of the vote with respect to any of such proposals.

If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A STOCKHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE STOCKHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “ELECTION OF DIRECTORS”, FOR THE APPROVAL OF THE DAWSON GEOPHYSICAL COMPANY 2006 STOCK AND PERFORMANCE INCENTIVE PLAN, FOR THE APPOINTMENT OF KPMG LLP AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting to be held on January 23, 2007, five persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the nominees have announced that they are available for election to the Board of Directors. The Company’s nominees for the five directorships are:

Paul H. Brown
L. Decker Dawson
Gary M. Hoover
Stephen C. Jumper
Tim C. Thompson

For information about each nominee, see “Directors and Executive Officers.”

DIRECTORS AND EXECUTIVE OFFICERS

The Board of Directors currently consists of two persons who are employees of the Company and three persons who are not employees of the Company (i.e., outside directors). The Board of Directors has determined that each of these three outside directors, namely Messrs. Brown, Hoover and Thompson, are independent in accordance with NASDAQ rules and under the Exchange Act. Set forth below are the names, ages and positions of the Company’s executive officers and nominees for Director.

Name	Age	Position

L. Decker Dawson	86	Chairman of the Board of Directors
Stephen C. Jumper	45	President, Chief Executive Officer and Director
C. Ray Tobias	49	Executive Vice President, Chief Operating Officer
Christina W. Hagan	51	Executive Vice President, Secretary and Chief Financial Officer
Howell W. Pardue	70	Executive Vice President
K.S. Forsdick	55	Vice President
A. Mark Nelson	46	Vice President
George E. McDonald	52	Vice President
Melody Y. Crowl	41	Treasurer
Paul H. Brown	75	Director
Gary M. Hoover, Ph.D.	66	Director
Tim C. Thompson	72	Director

The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s executive officers and nominees for director.

L. Decker Dawson.  Mr. Dawson founded the Company in 1952. He served as President of the Company until being elected as Chairman of the Board of Directors and Chief Executive Officer in January 2001. In January 2006, Mr. Dawson was reelected as Chairman of the Board of Directors and retired as Chief Executive Officer of the Company. Prior to 1952, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990), received its Enterprise Award in 1997 and was awarded honorary membership in 2002. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors in 1981 and is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum’s Hall of Fame in 1997.

Stephen C. Jumper.  Mr. Jumper, a geophysicist, joined the Company in 1985, was elected Vice President of Technical Services in September 1997 and was subsequently elected President, Chief Operating Officer and Director in January 2001. In January 2006, Mr. Jumper was elected President, Chief Executive Officer and Director. Prior to 1997, Mr. Jumper served the Company as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992) and as President (1993).

C. Ray Tobias.  Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997 and Executive Vice President and Director in January 2001. In January 2006, Mr. Tobias was elected Executive Vice President and Chief Operating Officer. Mr. Tobias supervises client relationships and survey cost quotations to clients. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was an operations supervisor.

Christina W. Hagan.  Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer and Vice President in 1997 and Senior Vice President and Secretary in January 2003. In January 2004,

Ms. Hagan was elected as Executive Vice President. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

Howell W. Pardue.  Mr. Pardue joined the Company in 1976 as Vice President of Data Processing and Director. Mr. Pardue was elected Executive Vice President of Data Processing in 1997. Prior to joining the Company, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.

K.S. Forsdick.  Mr. Forsdick joined the Company in 1993 and was elected Vice President in January 2001. Mr. Forsdick is responsible for soliciting, designing and bidding seismic surveys for prospective clients. Prior to joining the Company, Mr. Forsdick was employed by Grant Geophysical Company and Western Geophysical Company and was responsible for marketing and managing land and marine seismic surveys for domestic and international operations. He has served on the Governmental Affairs Committee of the International Association of Geophysical Contractors.

A. Mark Nelson.  Mr. Nelson joined the Company in 1993 and was elected Vice President in January 2004. Mr. Nelson has over twenty five years of seismic experience, holds a masters degree in Environmental Science and is a registered environmental professional. He has also served as the Chairman of the Health, Safety and Environmental Committee of the International Association of Geophysical Contractors, is a member of the National Registry of Environmental Professionals and of the American Society of Safety Engineers.

George E. McDonald.  Mr. McDonald joined the Company in 1972, and was elected Vice President in September 2006. Prior to election as Vice President, Mr. McDonald served as instrument operator, crew manager and field supervisor for the Company.

Melody Y. Crowl.  Ms. Crowl joined the Company as Controller in 2005 and was elected as Treasurer in September 2006. Ms. Crowl has over fifteen years accounting experience including treasury, internal and external audit and financial accounting, including two years spent with a public accounting firm. Ms. Crowl is a certified public accountant.

Paul H. Brown.*  Mr. Brown has served the Company as a director since September 1999. Mr. Brown, an independent management consultant with various companies since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

Gary M. Hoover, Ph.D.*  Dr. Hoover has served the Company as a director since December 2002. Dr. Hoover, prior to his retirement in October 2002, was Senior Principal Geophysicist with Phillips Petroleum Company. His responsibilities for the previous ten years with Phillips included geophysical research management, geoscience technology coordination, exploration and production technology consultation and active research into new seismic data acquisition techniques. Dr. Hoover served as Vice President of the Society of Exploration Geophysicists (1990-1991) and received its Life Membership Award in 2000. Dr. Hoover holds a doctorate in physics from Kansas State University.

Tim C. Thompson.*  Mr. Thompson has served the Company as director since 1995. Mr. Thompson, an independent management consultant with various companies since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

*	Indicates independence has been determined by the Board of Directors in accordance with NASDAQ rules.

MEETINGS AND COMMITTEES OF DIRECTORS

During the fiscal year ended September 30, 2006, the Board of Directors held ten meetings. All of the Directors attended these meetings.

Audit Committee.  The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Board of Directors has determined that Mr. Thompson, who currently serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Thompson’s level of knowledge, experience and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held ten meetings during the fiscal year ended September 30, 2006. All members of the Audit committee attended these meetings, except that two members were absent from one meeting. The Audit Committee operates under a written charter adopted and approved by the Board of Directors on May 23, 2006 and attached to this proxy statement as Exhibit A. The report of the Audit Committee for fiscal year 2006 is included in this proxy statement on page 17.

Compensation Committee.  The Compensation Committee currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business. The Compensation Committee held four meetings during the fiscal year ended September 30, 2006. All members of the Compensation Committee attended each meeting. The report of the Compensation Committee for fiscal year 2006 is included in this proxy statement on page 9.

The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004.

Nominating Committee.  The Nominating Committee currently consists of Messrs. Brown, Hoover and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the NASDAQ listing standards and the Exchange Act. The Nominating Committee held one meeting during the fiscal year ended September 30, 2006, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources, and considers each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its stockholders. The Nominating Committee also gives consideration to the Board’s having an appropriate mix of backgrounds and skills, qualifications that the Committee believes must be met by prospective nominees to the Board, qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess and standards for the overall structure and composition of the Company’s Board.

In accordance with Article II, Section 13 of the Company’s Bylaws, stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder as to the class and number of shares of the Company’s stock that are beneficially owned by such stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004. Following the election of Directors at the Annual Meeting, the Nominating Committee will be composed of the three independent, non-employee members of the Board of Directors, currently Messrs. Brown, Hoover and Thompson.

MANAGEMENT COMPENSATION

The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company’s employees with those of its stockholders through potential stock ownership.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company’s Chief Executive Officer and (ii) those of the Company’s four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 2006 (collectively, the “Named Officers”), for services rendered to the Company during fiscal years 2004, 2005 and 2006.

					Long
					Term
					Compensation
					Awards
					Securities
					Underlying
		Annual Compensation			Options
				Other	(No.
	Fiscal			Annual	of
Name and Principal Position	Year	Salary	Bonus(1)	Compensation	Shares)

L. Decker Dawson(2)	2006	$107,921	$—	$—	—
Chairman of the Board	2005	102,289	—	—	—
	2004	120,000	—	—	—
Stephen C. Jumper(2)	2006	$228,727	$79,056	$—	—
President, Chief Executive Officer	2005	197,354	10,432	—	10,000
	2004	175,000	—	—	10,000
C. Ray Tobias	2006	$156,322	$57,222	$—	—
Executive Vice President,	2005	138,609	6,659	—	5,000
Chief Operating Officer	2004	125,000	—	—	5,000
Christina W. Hagan	2006	$155,921	$57,782	$—	—
Executive Vice President,	2005	138,269	6,974	—	5,000
Secretary and Chief Financial Officer	2004	114,615	—	—	5,000
Howell W. Pardue	2006	$147,522	$36,688	$—	—
Executive Vice President	2005	125,372	8,408	—	—
	2004	125,000	—	—	5,000
K.S. Forsdick	2006	$125,610	$32,638	$—	—
Vice President	2005	109,020	4,829	—	2,000
	2004	99,000	—	—	5,000

(1)	Any bonus that might be paid for fiscal 2006 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal year 2007.

(2)	Mr. Dawson retired as Chief Executive Officer effective January 25, 2006. Mr. Jumper was elected President and Chief Executive Officer effective January 25, 2006.

OPTION GRANTS DURING FISCAL YEAR 2006

There were no options granted during the fiscal year ended September 30, 2006 to the Named Officers to purchase shares of common stock.

The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 2006, and unexercised options held at September 30, 2006 by each of the Named Officers.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006
AND FISCAL YEAR-END OPTION VALUES

			Number of
			Unexercised Options		Value of
			at 9/30/2006		Unexercised in-the-Money
			Exercisable/ Unexercisable		Options at
	Shares Acquired		(No. of		9/30/2006(2)
Name(1)	on Exercise	Value Realized	Shares)		Exercisable/ Unexercisable

Stephen C. Jumper	10,000	$86,500	25,000	/15,000	$193,215	/$182,650
C. Ray Tobias	2,500	$21,625	13,750	/8,750	$103,128	/$97,838
Christina W. Hagan	10,000	$86,500	21,250	/8,750	$153,178	/$97,838
Howell W. Pardue	—	—	12,500	/5,000	$75,241	/$30,675
K.S. Forsdick	—	—	8,500	/5,250	$55,401	/$51,028

(1)	Mr. Dawson does not hold any options to purchase shares of the company’s Common Stock.

(2)	The closing price per share on September 29, 2006 was $29.70 as reported by the Nasdaq National market.

Defined Benefit Plans and Other Arrangements.  Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 401(k) Plan and its Incentive Stock Option Plans. These plans are described below.

Directors who are not also employees of the Company receive $1,000 per month, $1,000 per meeting and 1,000 shares of Common Stock per year for serving as directors. In addition, the Audit Committee Chairman receives an additional $500 per month.

We do not have employment contracts or change of control agreements with our named executive officers.

COMPENSATION PLANS

The following table summarizes certain information regarding securities authorized for issuance under our equity compensation plans as of September 30, 2006.

Equity Compensation Plan Information

Number of
Securities Remaining
	Number of		Available for
	Securities to		Future Issuance
	be Issued		under Equity Compensation
	upon Exercise	Weighted-average Exercise	Plans (Excluding
	of Outstanding	Price of	Securities Reflected
	Options	Outstanding Options	in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	171,250	$9.12	300,550
Equity compensation plans not approved by security holders	—	—	—

Total	171,250	$9.12	300,550

Stock Option Plans.  Dawson Geophysical Company has reserved a total of 500,000 shares of its Common Stock for issuance as restricted stock and pursuant to stock options granted under its 2000 Incentive Stock Plan (the “2000 Plan”). The 2000 Plan is administered by the Company’s Compensation Committee. The 2000 Plan provided that up to a total of 50,000 of such shares authorized for issuance may be awarded and issued as restricted stock to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The remainder of such shares, and any shares not issued pursuant to stock grants, may be issued to officers and key employees of the Company pursuant to stock options granted under the 2000 Plan. Options under the 2000 Plan are granted at an exercise price not less than the market price of the Company’s stock on the date of grant. Each option granted is exercisable after the period or periods specified in the individual option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after the date of grant, optionees generally may purchase up to one-fourth of the shares covered by a particular grant, and each option grant becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three anniversaries of the date of grant. The 2000 Plan covers a ten-year period and expires on January 12, 2009.

The Dawson Geophysical Company 2004 Incentive Stock Plan (the “2004 Plan”) provides for the award of stock options up to 325,000 shares of which 125,000 may be the subject of stock grants without restrictions and without payment by the recipient and stock awards of up to 125,000 shares with restrictions including payment for the shares and employment of not less than three years from the date of the award. The terms of the stock options are similar to those of the Company’s 2000 Stock Option Plan except that the term of the Plan is five years from the date of its adoption such that the Plan expires January 2009.

The proposed Dawson Geophysical Company 2006 Stock and Performance Incentive Plan is described in detail below under “Proposal 2: Approval of the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan.” If the proposed plan is approved, no further restricted stock or stock option grants will be made under the 2004 Plan or the 2000 Plan.

During the fiscal year ended 2006, 46,750 shares of Common Stock were issued pursuant to the exercise of options granted under the 2000 Plan and the 2004 Plan. During fiscal 2006, there were no options to purchase shares of common stock granted under the 2000 Plan or the 2004 Plan. As of September 30, 2006, the total number of outstanding options under the Company’s 2000 Plan and 2004 Plan was 171,250.

401(k) Plan.  Effective January 1, 2002, the Company initiated a 401(k) plan as part of its employee benefits package in order to retain quality personnel. During fiscal year 2006, the Company elected to match 100% of employee contributions up to a maximum of 5% of the participant’s gross salary. The Company’s matching contributions for the fiscal year ended 2006 were approximately $724,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To the Stockholders of Dawson Geophysical Company:

The Company’s Compensation Committee makes recommendations regarding compensation of the Company’s executive officers, including the CEO, subject to approval of the entire Board of Directors.

Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company’s business, and to provide rewards which are closely linked to the Company and individual performance.

Executive compensation for all executive officers, including the CEO, is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

November 28, 2006	Compensation Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the fiscal year ended 2006, the Compensation Committee was composed of Messrs. Brown, Hoover and Thompson. No member of the Compensation Committee was an officer or employee of the Company. None of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, for which any officers of such other entity served either on our Board of Directors or our Compensation Committee.

PERFORMANCE GRAPH

The following graph compares the five-year cumulative total return of the Company’s Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Value-Line Oilfield Services Industry Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.

Comparison of 5 Year Cumulative Total Return*
Among Dawson Geophysical Company, the S & P 500 Index
and the Value-Line Oilfield Services Industry Index

	Cumulative Total Return
	9/01	9/02	9/03	9/04	9/05	9/06
DAWSON GEOPHYSICAL COMPANY	100.00	73.70	96.91	294.23	425.46	417.72
S & P 500	100.00	79.51	98.91	112.63	126.43	140.08
VALUE-LINE OILFIELD SERVICES	100.00	98.12	114.91	165.62	253.13	282.01

*	$100 invested on 9/30/01 in stock or index-including reinvestment of dividends. Fiscal year ending September 30.

Copyright © 2006, Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. All rights reserved. www.researchdatagroup.com/S&P.htm

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of November 24, 2006, by each of the Company’s Directors and executive officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock.

	Amount and
	Nature of		Percent of
Name of Beneficial Owner	Beneficial Ownership		Class(1)

BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
Beddow Capital Management Incorporated	482,980	(2)	6.40%
250 Healdsburg Avenue, Suite 202 Healdsburg, California 95448
SECURITY OWNERSHIP OF MANAGEMENT
L. Decker Dawson	408,192		5.41%
Christina W. Hagan	71,899	(3)(4)(5)	*
Stephen C. Jumper	69,308	(3)(4)(5)	*
Howell W. Pardue	48,500	(3)(4)(5)	*
C. Ray Tobias	42,275	(3)(4)(5)	*
K.S. Forsdick	15,750	(3)(4)(5)	*
A. Mark Nelson	14,391	(3)(4)(5)	*
Tim C. Thompson	6,500		*
George E. McDonald	4,900	(3)(4)(5)
Paul H. Brown	2,000		*
Gary M. Hoover	2,000		*
Melody Y. Crowl	1,500	(5)	*
All directors and executive officers as a group (12 persons)	687,215	(3)(4)(5)	9.10%

*	Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of November 24, 2006, there were 7,550,244 shares of Common Stock issued and outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.

(2)	Based on a Schedule 13F-HR for the period ended September 30, 2006 filed by Beddow Capital Management Incorporated with the Securities and Exchange Commission. Beddow Capital Management Incorporated reports that it has sole voting and investment power with respect to all 482,980 shares.

(3)	Includes shares attributable to Common Stock not outstanding but subject to currently exercisable options, as follows: Mr. Jumper — 30,000 shares; Ms. Hagan — 23,750 shares; Mr. Pardue — 13,750 shares; Mr. Tobias — 16,250 shares; Mr. Forsdick — 9,750 shares; Mr. Nelson — 6,000 shares; Mr. McDonald — 1,000 shares.

(4)	Includes shares attributable to Common Stock not outstanding, but subject to options exercisable within sixty days of the record date, as follows: Mr. Jumper — 2,500 shares; Ms. Hagan — 2,500 shares; Mr. Pardue — 2,500 shares; Mr. Tobias — 2,500 shares; Mr. Forsdick — 1,250 shares; Mr. Nelson — 1,250 shares; Mr. McDonald — 500 shares.

(5)	Includes shares attributable to restricted Common Stock, as follows: Mr. Jumper — 6,000 shares; Ms. Hagan — 4,500 shares; Mr. Pardue — 4,500 shares; Mr. Tobias — 4,500 shares; Mr. Forsdick — 3,000 shares; Mr. Nelson — 3,000 shares; Mr. McDonald — 3,000 shares; Ms. Crowl — 1,500 shares. The restricted stock is subject to forfeiture and may not be sold or transferred during the three-year vesting period. Holders of shares of restricted stock have the right to vote.

PROPOSAL 2: APPROVAL OF THE DAWSON GEOPHYSICAL COMPANY 2006 STOCK AND
PERFORMANCE INCENTIVE PLAN

Introduction

On November 28, 2006, our Board adopted the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan (“the Plan”). The proposed Plan replaces our current 2004 Incentive Stock Plan and 2000 Incentive Stock Plan (which we refer to as the “2004 Plan” and “2000 Plan,” respectively, throughout this Proxy Statement). No further restricted stock or stock option grants will be made under the 2004 Plan or the 2000 Plan, assuming approval of the proposed Plan. The stockholders are now being requested to approve the Plan.

The purpose of the Plan is to further the interests of the Company, its subsidiaries, if any, and its shareholders by providing incentives in the form of awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its subsidiaries. These awards will recognize and reward outstanding performances and individual contributions and give participants in the Plan an interest in the Company parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such participants in the Company’s continued success and progress. The Plan will support the Company’s and its subsidiaries’ ongoing efforts to attract and retain such employees, consultants and non-employee directors.

Summary of the Plan

The following general description of material features of the Plan is qualified in its entirety by reference to the provisions of the Plan set forth in Exhibit B.

General

Awards to participants under the Plan may be made in the form of stock options; stock appreciation rights; stock awards in the form of Common Stock or Stock Units, including restricted stock or restricted stock units; cash awards; or performance awards based on objective performance goals pre-established by the Committee (collectively “Awards”).

Shares Subject to Plan

The Plan provides for the award of up to 750,000 shares of the Company’s Common Stock, including both shares of Common Stock issued plus shares covered by or subject to awards then outstanding under the Plan. The aggregate number of shares under the Plan, the number of shares covered by each outstanding Award, the grant price or other price of such Awards, the Fair Market Value (as defined below) or other price determinations of such Awards and the Award limitations are subject to adjustment in the event of a stock split or dividend, recapitalization or capital reorganization or certain other corporate transactions. Shares of Common Stock underlying Awards that are forfeited, terminated, settled in cash, exchanged for Awards that do not involve Common Stock or expire unexercised become immediately available for additional Awards under the Plan.

Administration and Eligibility

Administration.   The Compensation Committee of the Board of Directors (the “Committee”) selects the employees and consultants to whom Awards will be granted and determines the number and type of Awards to be granted to such individual. The Board selects the nonemployee directors eligible to whom Awards will be granted and determines the number and type of Award to be granted to such individual.

Eligibility.   All employees, nonemployee directors and consultants of the Company and its subsidiaries will be eligible to receive Awards under the Plan if it is approved by stockholders. No determination has been made as to which of those eligible employees, nonemployee directors and consultants will receive grants under the Plan, and therefore, the benefits to be allocated to any individual or to any group of employees, consultants and nonemployees are not presently determinable.

Employee Awards

Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Compensation Committee. Awards may be granted singly, in combination or in tandem. Awards to participants may also be made in combination or in tandem with, in replacement of, or as alternatives to, grants or rights under the Plan or any other employee benefit plan of the Company. All or part of an Award may be subject to conditions established by the Compensation Committee, including continuous service with the Company, achievement of specific business objectives and other comparable measurements of performance.

The type of Awards to employees that may be made under the Plan are as follows:

Stock Options.   The Committee may grant an Award in the form of a stock option. In the case of an option granted to an employee, such option may be either an incentive stock option under section 422 of the Internal Revenue Code or a nonqualified stock option. The Committee determines the exercise price, whether the stock option is intended to qualify as an incentive stock option under the Internal Revenue Code or not and other provisions not inconsistent with the Plan. The grant price of a stock option shall not be less than the “Fair Market Value” of the Common Stock subject to such option at the date of grant. “Fair Market Value” of a share of Common Stock means, as of a particular date, (i) (A) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee), (B) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise, (C) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated or (D) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose. The term shall not exceed ten years from the date of grant. Options may not be repriced and may not include provisions that reload the option upon exercise

Stock Appreciation Rights (“SARs”).   Every SAR entitles the participant, upon exercise of the SAR, to receive value equal to the excess of the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over the Fair Market Value of such shares on the grant date, as determined by the Committee. The grant price for SARs will not be less than the Fair Market Value of the Common Stock subject to the SAR. The term of the SAR shall not exceed ten years from the date of grant. SARs may not be repriced and may not include provisions that reload the SAR upon exercise

Stock Awards.   The Committee may grant stock awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the Plan, as may be determined by the Committee.

Cash Awards.   The Committee may grant cash awards. Such awards may be subject to such terms, conditions and limitations, not inconsistent with the Plan, as may be determined by the Committee.

Performance Awards.   Any Award available under the Plan may be made as a performance award. Performance awards not intended to qualify as qualified performance-based compensation under Internal Revenue Code Section 162(m) shall be based on achievement of such goals and are subject to such terms, conditions and restrictions as the Committee shall determine. Performance awards granted under the Plan that are intended to qualify as qualified performance-based compensation under Code Section 162(m) shall be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective performance goals established by the Committee. A performance goal may be based on one or more business criteria that apply to the participant, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following: increased revenue; net income measures; stock price measures (including total shareholder return); market share; earnings per share; earnings before interest, taxes, depreciation and amortization (“EBITDA”); economic value added (“EVA”); cash flow measures (including net cash flow and net cash flow before financing activities), return measures (including return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity); operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes and production efficiency); expense measures (including, but not limited to, finding and development costs, overhead cost and general and administrative expense); margins; shareholder value; total shareholder return; proceeds from dispositions; production volumes; and corporate value measures (including ethics compliance, environmental and safety). Unless otherwise stated, such a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria).

Award Limits.   No employee may be granted, during any calendar year, options or SARs that are exercisable for more than 100,000 shares of Common Stock or stock awards covering more than 100,000 shares of Common Stock.

Consultant Awards.  The Committee shall have the sole responsibility and authority to determine the type or types of Awards to be made to a consultant under the Plan and the terms, conditions and limitations applicable to such Awards.

Nonemployee Director Awards.  Each Award may be embodied in an agreement containing such terms, conditions and limitations as determined by the Board. Awards may be granted singly, in combination or in tandem. Awards to nonemployee directors may be in the form of options, SARs, stock awards or performance awards. The Board may grant options to nonemployee directors, provided that the options granted to nonemployee directors shall not be incentive stock options. The Board may grant SARs and stock awards to nonemployee directors. Additional terms, conditions and limitations applicable to any SAR or stock award granted to a nonemployee director pursuant to the Plan, including the grant price, the term and the dates upon which they become exercisable, if the Award is an SAR, or including but not limited to rights to dividend equivalents, if the Award is a stock award, shall be determined by the Board. The Board may also grant performance awards to nonemployee directors. Additional terms, conditions and limitations applicable to any performance award granted to a nonemployee director pursuant to the Plan, as well as performance goals and the value and amount of performance awards, shall be determined by the Board. Nonemployee directors may not be granted, during any fiscal year, options or SARs (including performance awards) that are exercisable for more than 100,000 shares of Common Stock or stock awards (including performance awards) covering or relating to more than 100,000 shares of Common Stock.

Payment of Awards.  Payment made to a participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof. The Committee may provide for the payment of dividends on shares of Common Stock granted in connection with Awards or dividend equivalents with respect to any shares of Common Stock subject to an award that have not actually been issued under the Award.

Change of Control.  In the event of a “change of control” of the Company as defined in the Plan, all Awards automatically vest and become exercisable and any restrictions applicable to the Award shall lapse.

Duration; Plan Amendments.  The Plan has a term of ten years from the date of shareholder approval. The Board may at any time amend, modify, suspend or terminate the Plan, but in doing so cannot adversely affect any outstanding Award without the grantee’s written consent or make any amendment without shareholder approval, to the extent such shareholder approval is required by applicable law or the exchange upon which the shares are traded.

Federal Income Tax Consequences

Set forth below is a brief summary of the federal income tax consequences of awards under the Plan. This summary is not a complete description of the applicable tax consequences, and it is subject to any changes in applicable tax rules.

Stock Awards.  A grant of shares of Common Stock or a cash equivalent that is not subject to vesting restrictions will result in taxable income for federal income tax purposes to the recipient at the time of grant in an amount equal to the Fair Market Value of the shares or the amount of cash awarded. The Company would be entitled to a corresponding deduction at that time for the amount included in the recipient’s income.

Generally, a grant of shares of Common Stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to the recipient for federal income tax purposes or a tax deduction to the Company in the year of the grant. Instead, the value of the shares will generally be taxable to the recipient as taxable income in the years in which the restrictions on the shares lapse. Such value will be the Fair Market Value of the shares on the dates the restrictions terminate. Any recipient, however, may elect pursuant to Internal Revenue Code Section 83(b) to treat the Fair Market Value of the shares on the date of such grant as taxable income in the year of the grant of restricted shares, provided the recipient makes the election pursuant to Internal Revenue Code Section 83(b) within 30 days after the date of the grant. In any case, the company will receive a deduction for federal income tax purposes corresponding in amount to the amount of compensation included in the recipient’s income in the year in which that amount is so included.

Cash Awards.  Cash awards are taxable income to the recipient for federal income tax purposes at the time of payment. The recipient will have taxable income equal to the amount of cash paid, and the Company will have a corresponding deduction for federal income tax purposes.

Nonqualified Stock Options.  Nonqualified stock options granted under the Plan will not be taxable to a recipient at the time of grant. Upon the exercise of a nonqualified stock option, the amount by which the Fair Market Value of the shares of Common Stock received, determined as of the date of exercise, exceeds the exercise price will be treated as taxable income received by the Participant in the year of exercise. Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Incentive Stock Options.  A recipient of an incentive stock option under the plan will not generally recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option, except possibly under the alternative minimum income tax rules. If a Participant exercises an incentive stock option and does not dispose of the shares received in a subsequent “disqualifying disposition” (generally, a sale, gift or other transfer within two years after the date of grant of the stock option or within one year after the shares are transferred to the Participant), the recipient receives long-term capital gains treatment on the difference between the price at which the recipient of the incentive stock option sells the shares of Common Stock and his or her tax basis in the shares (generally the amount paid upon exercise of such options). In the event of a disqualifying disposition, the difference between the Fair Market Value of the shares of Common Stock received on the date of exercise and the exercise price will generally be treated as taxable income in the year of disposition. The Company will not be entitled to a deduction with respect to shares received by a recipient of an incentive stock option upon exercise if the Common Stock received is not disposed of in a disqualifying disposition. If, however, an amount is treated as taxable income to the recipient of an incentive stock option due to a disqualifying disposition, the Company will be entitled to a corresponding deduction in the same amount for compensation paid.

Stock Appreciation Rights.  A recipient of a stock appreciation right will not recognize any taxable income for federal income tax purposes upon receipt of a stock appreciation right. Upon the exercise of a stock appreciation right, the amount paid to the recipient of the stock appreciation right will be treated as taxable income in the year of exercise. Generally, the Company will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the Participant.

Deductibility of Awards.  Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that awards of stock options, SARs and certain other “performance-based compensation” awards under the Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation.  Any deferrals made under the Plan, including awards granted under the Plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating recipients. These requirements include limitations on election timing, and acceleration of payments and distributions. The Company intends to structure any deferrals and awards under the Plan to meet the applicable tax law requirements.

Other Tax Consequences.  State tax consequences may in some cases differ from those described above. Awards under the Plan will in some instances be made to persons who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Recommendation and Required Affirmative Vote

The affirmative vote of the holders of a majority of our Common Stock entitled to vote and who do vote (in person or by proxy) at the annual meeting is required for approval of the proposal to approve the Plan. Our Board believes that the Plan is in the best interests of the Company and our stockholders. Accordingly, our Board recommends that you vote FOR approval of the proposal.

PROPOSAL 3: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected KPMG LLP for appointment as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007, subject to ratification by the stockholders. KPMG LLP served as independent registered public accountants for the Company for the fiscal year ended September 30, 2006. Representatives of that firm are expected to be present at the Annual Meeting of stockholders to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so. Our Board recommends that you vote FOR the appointment of KPMG LLP as our independent registered public accountants for the fiscal year ending September 30, 2007.

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees.  The aggregate fees billed for the fiscal years 2005 and 2006 for professional services rendered by the principal independent accountant, KPMG LLP, for the audit of the Company’s annual financial statements, review of the Company’s quarterly reports on Form 10-Q and audit of the Company’s internal control over financial reporting, are $170,667 and $661,879 respectively.

Audit Related Fees.  There were no Audit-Related Fees billed by KPMG during fiscal year 2006. The aggregate fees billed in fiscal year 2005 for services provided by the principal independent accountant, KPMG LLP, related to the Company’s March 2005 common stock offering and shelf registration statement are $99,023.

Tax Fees.  The aggregate fees billed for the fiscal years 2005 and 2006 for professional services rendered by the principal independent accountant, KPMG LLP, for tax compliance, tax advice and tax planning are $12,060 and $8,865, respectively.

All Other Fees.  There were no other fees billed in each of the last two fiscal years for products or services provided by the principal independent accountant, KPMG LLP, other than those reported under the captions “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above.

The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit or audit related services, all of which was performed in connection with the last two fiscal years of the Company by the principal independent accountants, KPMG LLP, by their full-time, permanent employees.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Dawson Geophysical Company:

It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter (attached to this Proxy Statement as Exhibit A) to govern the Audit Committee. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2006. The Audit Committee met ten times during fiscal 2006. The members of the Audit Committee are independent directors.

The audit committee oversees the Company’s financial reporting process on behalf of the entire Board. Management has the primary responsibility for the Company’s financial statements and the reporting process, including the systems of internal controls. The primary responsibilities of the Audit Committee are to select and retain the Company’s auditors (including review and approval of the terms of engagement and fees), to review with the auditors the Company’s financial reports (and other financial information) provided to the SEC and the investing public, to prepare and publish this report and to assist the Board with oversight of the following:

•	integrity of the Company’s financial statements,

•	compliance by the Company with standards of business ethics and legal and regulatory requirements,

•	qualifications and independence of the Company’s independent auditors and

•	performance of the Company’s independent auditors.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at KPMG LLP, as required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm’s independence from the Company and its management. The Audit Committee has concluded that non-audit services provided by KPMG LLP do not result in conflict in maintaining that firm’s independence.

Audit fees billed to the Company by KPMG LLP during the Company’s 2006 fiscal year for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $661,879. The Company was billed approximately $8,865 by KPMG LLP for tax related services.

Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2006 be included in the Company’s Annual Report on Form 10-K.

Audit Committee

Paul H. Brown
Gary M. Hoover
Tim C. Thompson

November 28, 2006

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation.

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and without further inquiry, during the fiscal year ended September 30, 2006, the Company’s directors, officers and beneficial owners of more than 10 percent of Common Stock complied with all applicable Section 16(a) filing requirements.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

The next Annual Meeting of the Company’s stockholders is scheduled to be held on January 22, 2008. Stockholders may submit proposals appropriate for stockholder action at the next Annual Meeting consistent with the regulations of the Securities and Exchange Commission. If a stockholder desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at the Company’s principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Ms. Christina W. Hagan, Secretary, no later than August 25, 2007.

In addition, the Company’s Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of the Company’s principal executive offices above. Such notice must include the information specified in Article II, Section 14 of the Company’s Bylaws.

HOUSEHOLDING

The SEC permits a single set of annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding.

As a result, if you hold your shares through a broker and you reside at an address at which two or more stockholders reside, you will likely be receiving only one annual report and proxy statement unless any stockholder at that address has given the broker contrary instructions. However, if any such beneficial stockholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, or if any such beneficial stockholder that elected to continue to receive separate annual reports or proxy statements wishes to receive a single annual report or proxy statement in the future, that stockholder should contact their broker or send a request to our corporate secretary at our principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, telephone number (432) 684-3000. We will deliver, promptly upon written or oral request to the corporate secretary, a separate copy of the 2006 annual report and this proxy statement to a beneficial stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

Management knows of no other business which will be presented at the Annual Meeting other than as explained herein. The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by the Company’s Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders. All nominees for election to the Board of Directors in 2006 attended.

ADDITIONAL INFORMATION ABOUT THE COMPANY

You can learn more about the Company and our operations by visiting our website at www.dawson3d.com. Among other information we have provided there, you will find:

•	The charters of each of our standing committees of the Board.

•	Our code of business conduct and ethics.

•	Information concerning our business and recent news releases and filings with the SEC.

•	Information concerning our board of directors and stockholder relations.

For additional information about the Company, please refer to our 2006 Annual Report, which is being mailed with this proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan, Secretary

EXHIBIT A

DAWSON GEOPHYSICAL COMPANY

AUDIT COMMITTEE CHARTER

Composition

The Audit Committee shall be composed of at least three directors who are independent of the management of Dawson Geophysical Company (the “Company”) and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are, or will shortly become, financially literate. In addition, the members shall have the financial expertise to fulfill the required responsibilities of the Audit Committee.

Objective of the Audit Committee

The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Specific Responsibilities of the Audit Committee

In fulfilling its objective, the Audit Committee shall have the following responsibilities with respect to:

The Company’s Risks and Control Environment:

To review management’s overview of the risks, policies, procedures, and controls surrounding the integrity of financial reporting, and particularly, the adequacy of the Company’s controls in areas representing significant financial and business risks;

To establish, review and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant Company procedures is being achieved;

To review, with the Company’s counsel, legal matters, including litigation, compliance with securities trading policies, the Foreign Corrupt Practices Act and other laws having a significant impact on the Company’s business or its financial statements; and

To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;

The Hiring and Firing of and Relationship with the Independent Registered Public Accounting Firm:

To participate, on behalf of the Board of Directors, in the process by which the Company selects the independent registered public accounting firm to audit the Company’s financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of the independent registered public accounting firm to the Board of Directors;

To have an open line of communication with the independent registered public accounting firm, who shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders;

To approve the fees and other compensation paid to the independent registered public accounting firm; and

To review the independence of the independent registered public accounting firm prior to engagement;

To review with the representatives from the independent registered public accounting firm, at least annually following the engagement, their independence based upon the written disclosures and the letter from

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the independent registered public accounting firm required by Independent Standards Board Standard No. 1, as modified or supplemented, and To discuss with the Board of Directors any relationships that may adversely affect the independence of the independent registered public accounting firm.

The Financial Reporting Process:

To meet with the representatives from the independent registered public accounting firm and the financial management of the Company with respect to major changes to the Company’s auditing and accounting principles;

To meet with the representatives of the independent registered public accounting firm (independent accountants) and the financial management of the Company, together, and with the representatives from the independent registered public accounting firm, separately, (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants’ judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, the consistency of application of the Company’s accounting policies and the clarity, consistency, and completeness of the entity’s accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the view of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

To review and discuss with the representatives of the independent registered public accounting firm and the Company’s financial management the financial results before they are made public. In general, the Chairman of the Audit Committee may represent the entire committee with respect to the review and discussions about interim financial results; and

To review other reports submitted by the Company to any governmental body of the public, including any certification, report, opinion or review rendered by the independent registered public accounting firm;

Other Responsibilities of the Audit Committee:

To review and update periodically the charter for the Audit Committee;

To review, assess and approve or disapprove conflicts of interest and related-party transactions;

To review accounting and financial human resources and succession planning within the Company;

To meet at least four times annually, or more frequently, as circumstances dictate;

To report to the Board of Directors the matters discussed at each committee meeting;

To enhance the Audit Committee effectiveness through self-assessment; and

To keep an open line of communication with the financial and senior management, any internal audit personnel, the representatives of the independent registered public accounting firm, and the Board of Directors.

A-2

EXHIBIT B

DAWSON GEOPHYSICAL COMPANY
2006 STOCK AND PERFORMANCE INCENTIVE PLAN

ARTICLE I

INTRODUCTION

Subject to shareholder approval, effective as of November 28, 2006, Dawson Geophysical Company (“Company”) established the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan (the “Plan”) in order to reward certain corporate officers and employees, certain consultants and nonemployee directors of the Company and its Subsidiaries by providing for certain cash benefits and by enabling such persons to acquire shares of Common Stock of the Company.

ARTICLE II

OBJECTIVES

The purpose of the Plan is to further the interests of the Company, its Subsidiaries and its shareholders by providing incentives in the form of Awards to employees, consultants and nonemployee directors who can contribute materially to the success and profitability of the Company and its Subsidiaries. Such Awards will recognize and reward outstanding performance and individual contributions and give Participants in the Plan an interest in the Company that is parallel to that of the shareholders, thus enhancing the proprietary and personal interest of such Participants in the Company’s continued success and progress. This Plan will also enable the Company and its Subsidiaries to attract and retain such employees, consultants and nonemployee directors.

ARTICLE III

DEFINITIONS

Section 3.1  Definitions.  As used herein, the terms set forth below shall have the following respective meanings:

“Award” means an Employee Award, a Director Award or a Consultant Award.

“Award Agreement” means one or more Employee Award Agreement, Director Award Agreement or Consultant Award Agreement.

“Board” means the Board of Directors of the Company.

“Cash Award” means an award denominated in cash.

“Change of Control” means one or more events reflectd in an Award Agreement, which:

(i) impact the control of:

(A) the Company, or

(B) the Board, or

(ii) reflect a significant change in the ownership of:

(A) the Company or its Subsidiaries, or

(B) the assets of the Company.

Notwithstanding the paragraph above or the definition contained in an Award Agreement, in the event an Award is or becomes subject to section 409A of the Code, if the payment associated with such Award is permitted upon the occurrence of a Change of Control, the events that constitute a Change of Control shall be limited to the extent necessary to comply with the requirements of section 409A of the Code.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board or such other committee of the Board as is designated by the Board to administer certain portions of the Plan.

“Common Stock” means Dawson Geophysical Company common stock, par value $0.33 1/3 per share.

“Company” means Dawson Geophysical Company, a Texas corporation.

“Consultant” means means a person other than an Employee or a Nonemployee Director providing bona fide services to the Company or any of its Subsidiaries as a consultant or advisor, as applicable, provided that such person is a natural person and that such services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for any securities of the Company.

“Consultant Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to a Consultant pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Consultant Award Agreement” means one or more agreements between the Company and a Consultant setting forth the terms, conditions and limitations applicable to a Consultant Award.

“Director” means an individual serving as a member of the Board.

“Director Award” means the grant of any Nonqualified Stock Option, SAR, Stock Award, Cash Award, or Performance Award, whether granted singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions and limitations as may be established in order to fulfill the objectives of the Plan.

“Director Award Agreement” means one or more agreements between the Company and a Nonemployee Director setting forth the terms, conditions and limitations applicable to a Director Award.

“Dividend Equivalents” means, with respect to Restricted Stock Units or shares of Restricted Stock that are to be issued at the end of the Restriction Period, an amount equal to all dividends and other distributions (or the economic equivalent thereof) that are payable to stockholders of record during the Restriction Period on a like number of shares of Common Stock.

“Effective Date” means the date described in ARTICLE XXII.

“Employee” means an employee of the Company or any of its Subsidiaries and an individual who has agreed to become an employee of the Company or any of its Subsidiaries and is expected to become such an employee within the following six months.

“Employee Award” means the grant of any Option, SAR, Stock Award, Cash Award or Performance Award, whether granted singly, in combination, or in tandem, to an Employee pursuant to such applicable terms, conditions and limitations (including treatment as a Performance Award) as may be established in order to fulfill the objectives of the Plan.

“Employee Award Agreement” means one or more agreements between the Company and an Employee setting forth the terms, conditions and limitations applicable to an Employee Award.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock means, as of a particular date:

(a) if shares of Common Stock are listed on a national securities exchange, the mean between the highest and lowest sales price per share of the Common Stock on the consolidated transaction reporting system for the principal national securities exchange on which shares of Common Stock are listed on that date, or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing on the exchange at the time of exercise or other relevant time (as determined under procedures established by the Committee),

(b) if shares of Common Stock are not so listed but are quoted by The Nasdaq Stock Market, Inc., the mean between the highest and lowest sales price per share of Common Stock reported on the consolidated transaction reporting system for The Nasdaq Stock Market, Inc., or, if there shall have been no such sale so reported on that date, on the last preceding date on which such a sale was so reported, or, at the discretion of the Committee, the price prevailing as quoted by The Nasdaq Stock Market, Inc. at the time of exercise,

(c) if the Common Stock is not so listed or quoted, the mean between the closing bid and asked price on that date, or, if there are no quotations available for such date, on the last preceding date on which such quotations shall be available, as reported by The Nasdaq Stock Market, Inc., or, if not reported by The Nasdaq Stock Market, Inc., by the National Quotation Bureau Incorporated, or

(d) if shares of Common Stock are not publicly traded, the most recent value determined by an independent appraiser appointed by the Company for such purpose.

“Grant Date” means the date an Award is granted to a Participant pursuant to the Plan. The Grant Date for a substituted award is the grant date of the original award.

“Grant Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

“Incentive Stock Option” means an Option that is intended to comply with the requirements set forth in Section 422 of the Code.

“Incumbent Board” means the members who, as of the Effective Date, comprise the Board.

“Nonemployee Director” means an individual serving as a member of the Board who is not an Employee.

“Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

“Option” means a right to purchase a specified number of shares of Common Stock at a specified Grant Price, which right may be an Incentive Stock Option or a Nonqualified Stock Option.

“Participant” means an Employee, Director or Consultant to whom an Award has been granted under this Plan.

“Performance Award” means an award made pursuant to this Plan that is subject to the attainment of one or more Performance Goals.

“Performance Goal” means one or more organizational or individual standards preestablished by the Committee to determine in whole or in part whether a Performance Award shall be earned. Performance standards shall relate to a performance period of at least 12 consecutive months in which the Employee, Director or Consultant performs services for the Company or any Subsidiary. Performance standards shall be considered preestablished if they are established in writing by not later than 90 days after the commencement of the period of service to which the standards relate, and only if the outcome is substantially uncertain at the time the standards are established.

“Plan” means the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan.

“Reload” means the automatic grant of a new Option or SAR upon the exercise of an existing Option or SAR.

“Restricted Stock” means any shares of Common Stock that are restricted or subject to forfeiture provisions.

“Restricted Stock Unit” means a Stock Unit that is restricted or subject to forfeiture provisions.

“Restriction Period” means a period of time beginning as of the Grant Date of an Award of Restricted Stock or Restricted Stock Units and ending as of the date upon which the Common Stock subject to such Award is no longer restricted or subject to forfeiture provisions.

“SAR” means a Stock Appreciation Right.

“Stock Appreciation Right” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the right is exercised over the Fair Market Value of such shares on the Grant Date, in each case, as determined by the Committee.

“Stock Award” means an Award in the form of shares of Common Stock or Stock Units, including an award of Restricted Stock or Restricted Stock Units.

“Stock Based Awards Limitations” means the limitations set forth in Section 7.2(b) and Section 7.2(a) below.

“Stock Unit” means a unit evidencing the right to receive in specified circumstances one share of Common Stock or equivalent value (as determined by the Committee).

“Subsidiaries” means more than one Subsidiary.

“Subsidiary” means in the case of a corporation, any corporation of which the Company directly or indirectly owns shares representing 50% or more of the combined voting power of the shares of all classes or series of capital stock of such corporation which have the right to vote generally on matters submitted to a vote of the stockholders of such corporation, in the case of a partnership or other business entity not organized as a corporation, any such business entity of which the Company directly or indirectly owns 50% or more of the voting, capital or profits interests (whether in the form of partnership interests, membership interests or otherwise), and any other corporation, partnership or other entity that is a “subsidiary” of the Company within the meaning of Rule 405 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

ARTICLE IV

ELIGIBILITY

Section 4.1  Employees.  All Employees are eligible for the grant of Employee Awards under this Plan in the discretion of the Committee.

Section 4.2  Directors.  Nonemployee Directors are eligible for the grant of Director Awards under this Plan.

Section 4.3  Consultants.  All Consultants are eligible for the grant of Consultant Awards under this Plan.

ARTICLE V

COMMON STOCK AVAILABLE FOR AWARDS

Section 5.1  Award Limitations.  Subject to the provisions of ARTICLE XVI hereof, no Award shall be granted if it shall result in the aggregate number of shares of Common Stock issued under the Plan plus the number of shares of Common Stock covered by or subject to Awards then outstanding under this Plan (after giving effect to the grant of the Award in question) to exceed 750,000.

Section 5.2  Unissued Awards

(a) The number of shares of Common Stock that are the subject of Awards under this Plan that are forfeited or terminated, expire unexercised, are settled in cash in lieu of Common Stock or in a manner such that all or some of the shares covered by an Award are not issued to a Participant or are exchanged for Awards that do not involve Common Stock, shall again immediately become available for Awards hereunder. If the Grant Price or other purchase price of any Option or other Award granted under the Plan is satisfied by tendering shares of Common Stock to the Company, or if the tax withholding obligation resulting from the settlement of any such Option or other Award is satisfied by tendering or withholding shares of Common Stock, only the number of shares of Common Stock issued net of the shares of Common Stock tendered or withheld shall be deemed delivered for purposes of determining usage of shares against the maximum number of shares of Common Stock available for delivery under the Plan or any sublimit set forth above.

(b) Shares of Common Stock delivered under the Plan as an Award or in settlement of an Award issued or made:

(i) upon the assumption, substitution, conversion or replacement of outstanding awards under a plan or arrangement of an entity acquired in a merger or other acquisition; or

(ii) as a post-transaction grant under such a plan or arrangement of an acquired entity shall, in each case, not reduce or be counted against the maximum number of shares of Common Stock available for delivery under the Plan, to the extent that the exemption for transactions in connection with mergers and acquisitions from the shareholder approval requirements of the Nasdaq National Market for equity compensation plans applies.

(c) The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Plan maximum or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange on which the Common Stock is listed or any applicable regulatory requirement. The Board and the appropriate officers of the Company are authorized to take from time to time whatever actions are necessary, and to file any required documents with governmental authorities, stock exchanges and transaction reporting systems to ensure that shares of Common Stock are available for issuance pursuant to Awards.

ARTICLE VI

ADMINISTRATION.

Section 6.1  Administration by the Committee.

(a) This Plan shall be administered by the Committee, except as otherwise provided herein. Subject to the provisions hereof, the Committee shall have full and exclusive power and authority to administer this Plan and to take all actions that are specifically contemplated hereby or are necessary or appropriate in connection with the administration hereof. The Committee shall also have full and exclusive power to interpret this Plan and to adopt such rules, regulations and guidelines for carrying out this Plan, as it may deem necessary or proper. Any decision of the Committee in the interpretation and administration of this Plan shall lie within its sole and absolute discretion and shall be final, conclusive and binding on all parties concerned.

(b) The Committee, in its discretion, may:

(i) provide for the extension of the exercisability of an Employee Award or Consultant Award,

(ii) accelerate the vesting or exercisability of an Employee Award or Consultant Award,

(iii) eliminate or make less restrictive any restrictions applicable to an Employee Award or Consultant Award,

(iv) waive any restriction or other provision of this Plan (insofar as such provision relates to Employee Awards or to Consultant Awards) or an Employee Award or Consultant Award,

(v) otherwise amend or modify an Employee Award or Consultant Award in any manner, or

(vi) correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes.

(c) The Committee may do the preceding actions in any manner that is either:

(i) not adverse to the Participant to whom such Employee Award or Consultant Award was granted or

(ii) consented to by such Participant.

(d) Notwithstanding anything herein to the contrary, the Committee shall not be considered to have any discretion to amend or modify an Employee Award or Consultant Award in any manner than would cause the Award or the Participant who holds the Award to be subject to, or violate, the provisions of section 409A of the Code with respect to such Award, unless otherwise agreed to by the Participant.

Section 6.2  Liability of the Committee.  No member of the Committee shall be liable for anything done or omitted to be done by him or her, by any member of the Committee or by any officer of the Company in connection with the performance of any duties under this Plan, except for his or her own willful misconduct or as expressly provided by statute.

Section 6.3  Authority of the Board.  The Board shall have the same powers, duties, and authority to administer the Plan with respect to Director Awards as the Committee retains with respect to Employee Awards and Consultant Awards.

Section 6.4  Delegation of Authority.  The Committee may engage or authorize the engagement of a third party administrator to carry out administrative functions under the Plan.

ARTICLE VII

EMPLOYEE AWARDS AND CONSULTANT AWARDS

Section 7.1  Employee Awards.  The Committee shall determine the type or types of Employee Awards to be made under this Plan and shall designate from time to time the Employees who are to be the recipients of such Awards. Each Employee Award may, in the discretion of the Committee, be embodied in an Employee Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Committee in its sole discretion and, if required by the Committee, shall be signed by the Participant to whom the Employee Award is granted and signed for and on behalf of the Company. Employee Awards may consist of those Awards listed in this ARTICLE VII and may be granted singly, in combination or in tandem. Employee Awards may also be granted in combination or in tandem with, in replacement of (subject to the last sentence of ARTICLE XIV), or as alternatives to, grants or rights under this Plan or any other employee plan of the Company or any of its Subsidiaries, including the plan of any acquired entity. An Employee Award may provide for the grant or issuance of additional, replacement or alternative Employee Awards upon the occurrence of specified events, including the exercise of the original Employee Award granted to a Participant. All or part of an Employee Award may be subject to conditions established by the Committee, which may include, but are not limited to, continuous service with the Company and its Subsidiaries, achievement of specific business objectives, items referenced in Section 7.1(e)(ii)(B) below, and other comparable measurements of performance. Upon the termination of employment by a Participant who is an Employee, any unexercised, deferred, unvested, or unpaid Employee Awards shall be treated as set forth in the applicable Employee Award Agreement or as otherwise specified by the Committee.

(a) Options.  An Employee Award may be in the form of an Option, which may be an Incentive Stock Option or a Nonqualified Stock Option. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. The term of the Option shall extend no more than 10 years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Employees pursuant to this Plan, including the Grant Price, the term of the Options, the number of share subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Committee.

(b) Stock Appreciation Rights.  An Employee Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that Reload the SAR upon exercise. Similarly, SARs may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such SARs. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Employees pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Committee.

(c) Stock Awards.  An Employee Award may be in the form of a Stock Award. The terms, conditions and limitations applicable to any Stock Awards granted pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below.

(d) Cash Awards.  An Employee Award may be in the form of a Cash Award. The terms, conditions and limitations applicable to any Cash Awards granted pursuant to this Plan shall be determined by the Committee.

(e) Performance Awards.  Any Employee Award may be in the form of a Performance Award. The terms, conditions and limitations applicable to any Performance Awards granted to Participants pursuant to this Plan shall be determined by the Committee, subject to the limitations set forth below. Any Stock Award granted as an Employee Award which is a Performance Award shall have a minimum Restriction Period of twelve months from the Grant Date, provided that the Committee may provide for earlier vesting upon a termination of employment by reason of death, disability, layoff, retirement or change in control. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Participant and/or the portion of an Award that may be exercised.

(i) Nonqualified Performance Awards.  Performance Awards granted to Employees that are not intended to qualify as qualified performance-based compensation under section 162(m) of the Code, or that are Options or SARs, shall be based on achievement of Performance Goals and be subject to such terms, conditions and restrictions as the Committee or its delegate shall determine.

(ii) Qualified Performance Awards

(A) Performance Awards granted to Employees under the Plan that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code shall be paid, vested, or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals, which are established by the Committee while the outcome is substantially uncertain and prior to the earlier to occur of the following:

(I) 90 days after the commencement of the period of service to which the Performance Goal relates, and

(II) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established).

(B) A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met. Such a Performance Goal may be based on one or more business criteria that apply to the Employee, one or more business units, divisions or sectors of the Company, or the Company as a whole, and if so desired by the Committee, by comparison with a peer group of companies. A Performance Goal may include one or more of the following:

(I) Increased revenue;

(II) Net income measures (including but not limited to income after capital costs and income before or after taxes);

(III) Stock price measures (including but not limited to growth measures and total shareholder return);

(IV) Market share;

(V) Earnings per share (actual or targeted growth);

(VI) Earnings before interest, taxes, depreciation, and amortization (“EBITDA”);

(VII) Economic value added (“EVA”);

(VIII) Cash flow measures (including but not limited to net cash flow and net cash flow before financing activities);

(IX) Return measures (including but not limited to return on equity, return on average assets, return on capital, risk-adjusted return on capital, return on investors’ capital and return on average equity);

(X) Operating measures (including operating income, funds from operations, cash from operations, after-tax operating income, sales volumes, production volumes, and production efficiency);

(XI) Expense measures (including but not limited to finding and development costs, overhead cost and general and administrative expense);

(XII) Margins;

(XIII) Shareholder value;

(XIV) Total shareholder return;

(XV) Proceeds from dispositions;

(XVI) Production volumes;

(XVII) Total market value; and

(XVIII) Corporate values measures (including ethics compliance, environmental, and safety).

(iii) Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In interpreting Plan provisions applicable to Performance Awards that are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, it is the intent of the Plan to conform with the standards of Section 162(m) of the Code and Treasury Regulation §1.162-27(e)(2)(i), as to grants to those Employees whose compensation is, or is likely to be, subject to Section 162(m) of the Code, and the Committee in establishing such goals and interpreting the Plan shall be guided by such provisions. Prior to the payment of any compensation based on the achievement of Performance Goals for such Performance Awards, the Committee must certify in writing that applicable Performance Goals and any of the material terms thereof were, in fact, satisfied. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Performance Awards, which are intended to qualify as qualified performance-based compensation under Section 162(m) of the Code, shall be determined by the Committee.

Section 7.2  Limitations.  Notwithstanding anything to the contrary contained in this Plan, the following limitations shall apply to any Employee Awards made hereunder:

(a) no Participant may be granted, during any calendar year, Employee Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 100,000 shares of Common Stock;

(b) no Participant may be granted, during any calendar year, Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of Common Stock; and

Section 7.3  Consultant Awards.  Subject to the limitations described in this ARTICLE VII, the Committee shall have the sole responsibility and authority to determine the type or types of Consultant Awards to be made under this Plan and the terms, conditions and limitations applicable to such Awards.

ARTICLE VIII

DIRECTOR AWARDS

Section 8.1  Grant of Director Awards.  The Board may grant Director Awards to Nonemployee Directors of the Company from time to time in accordance with this ARTICLE VIII. Director Awards may consist of those Awards listed in this ARTICLE VIII and may be granted singly, in combination, or in tandem. Each Director Award may, in the discretion of the Board, be embodied in a Director Award Agreement, which shall contain such terms, conditions and limitations as shall be determined by the Board in its sole discretion and, if required by the Board, shall be signed by the Participant to whom the Director Award is granted and signed for and on behalf of the Company.

Section 8.2  Options.  A Director Award may be in the form of an Option; provided that Options granted as Director Awards shall not be Incentive Stock Options. The Grant Price of an Option shall be not less than the Fair Market Value of the Common Stock subject to such Option on the Grant Date. In no event shall the term of the Option extend more than ten (10) years after the Grant Date. Options may not include provisions that Reload the Option upon exercise. Similarly, Options may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such Options. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any Options awarded to Directors pursuant to this ARTICLE VIII, including the Grant Price, the term of the Options, the number of shares subject to the Option and the date or dates upon which they become exercisable, shall be determined by the Board.

Section 8.3  Stock Appreciation Rights.  A Director Award may be in the form of an SAR. On the Grant Date, the Grant Price of an SAR shall be not less than the Fair Market Value of the Common Stock subject to such SAR. The holder of a tandem SAR may elect to exercise either the option or the SAR, but not both. The exercise period for an SAR shall extend no more than 10 years after the Grant Date. SARs may not include provisions that Reload the SAR upon exercise. Similarly, SARs may not be repriced or otherwise modified in any way that would constitute a reduction in the Grant Price associated with such SARs. Subject to the foregoing provisions, the terms, conditions and limitations applicable to any SARs awarded to Directors pursuant to this Plan, including the Grant Price, the term of any SARs, and the date or dates upon which they become exercisable, shall be determined by the Board.

Section 8.4  Stock Awards.  A Director Award may be in the form of a Stock Award. Any terms, conditions and limitations applicable to any Stock Awards granted to a Nonemployee Director pursuant to this Plan, including but not limited to rights to Dividend Equivalents, shall be determined by the Board.

Section 8.5  Performance Awards.  Without limiting the type or number of Director Awards that may be made under the other provisions of this Plan, a Director Award may be in the form of a Performance Award. Any additional terms, conditions and limitations applicable to any Performance Awards granted to a Nonemployee Director pursuant to this Plan shall be determined by the Board. The Board shall set Performance Goals in its discretion which, depending on the extent to which they are met, will determine the value and/or amount of Performance Awards that will be paid out to the Nonemployee Director.

Section 8.6  Limitations.  Notwithstanding anything to the contrary contained in this Plan the following limitations shall apply to any Director Awards made hereunder:

(a) no Participant may be granted, during any fiscal year, Director Awards consisting of Options or SARs (including Options or SARs that are granted as Performance Awards) that are exercisable for more than 100,000 shares of Common Stock and

(b) no Participant may be granted, during any fiscal year, Director Awards consisting of Stock Awards (including Stock Awards that are granted as Performance Awards) covering or relating to more than 100,000 shares of Common Stock.

ARTICLE IX

CHANGE OF CONTROL

Section 9.1  Acceleration of Vesting.  Except as provided in ARTICLE XVI, notwithstanding any other provisions of the Plan, including ARTICLE VII and ARTICLE VIII hereof, unless otherwise expressly provided in the applicable Award Agreement, in the event of a Change of Control during a Participant’s employment (or service as a Nonemployee Director or Consultant) with the Company or one of its Subsidiaries, each Award granted under this Plan to the Participant shall become immediately vested and fully exercisable and any restrictions applicable to the Award shall lapse (regardless of the otherwise applicable vesting or exercise schedules or performance goals provided for under the Award Agreement).

Section 9.2  Exercise Period for Options and SARs.  In the event of a Change of Control, outstanding Options and SARs shall remain exercisable until:

(a) the expiration of the term of the Award or,

(b) if the Participant should die before the expiration of the term of the Award, until the earlier of:

(i) the expiration of the term of the Award or

(ii) two (2) years following the date of the Participant’s death.

ARTICLE X

NON-UNITED STATES PARTICIPANTS

The Committee may grant Awards to persons outside the United States under such terms and conditions as, in the judgment of the Committee, may be necessary or advisable to comply with the laws of the applicable foreign jurisdictions and, to that end, may establish sub-plans, modified option exercise procedures and other terms and procedures. Notwithstanding the above, no actions may be taken by the Committee, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, any governing statute, or any other applicable law.

ARTICLE XI

PAYMENT OF AWARDS

Section 11.1  General.  Payment made to a Participant pursuant to an Award may be made in the form of cash or Common Stock, or a combination thereof.

Section 11.2  Dividends, Earnings and Interest.  Rights to dividends or Dividend Equivalents may be extended to and made part of any Stock Award, subject to such terms, conditions and restrictions as the Committee may establish, including such terms, conditions and restrictions as may be necessary to ensure that the Stock Awards do not provide for the deferral of compensation within the meaning of section 409A of the Code.

Section 11.3  Cash-out of Awards.  At the discretion of the Committee, an Award that is an Option or SAR may be settled by a cash payment equal to the difference between the Fair Market Value per share of Common Stock on the date of exercise and the Grant Price of the Award, multiplied by the number of shares with respect to which the Award is exercised. With respect to all Awards other than Options or SARs, at the discretion of the Board or the Committee, as applicable, such Awards may be settled by a cash payment in an amount that the Board or the Committee, as applicable, shall determine in its sole discretion is equal to the fair market value of such Awards.

ARTICLE XII

OPTION EXERCISE

Section 12.1  Exercise in General.  The Grant Price shall be paid in full at the time of exercise in cash or, if permitted by the Committee and elected by the optionee, the optionee may purchase such shares by means of tendering Common Stock or surrendering another Award, including Restricted Stock, valued at Fair Market Value on the date of exercise, or any combination thereof. The Committee shall determine acceptable methods for Participants who are Employees or Consultants to tender Common Stock or other Employee Awards or Consultant Awards; provided that any Common Stock that is or was the subject of an Employee Award or Consultant Award may be so tendered only if it has been held by the Participant for six months unless otherwise determined by the Committee. The Committee may provide for procedures to permit the exercise or purchase of such Awards by use of the proceeds to be received from the sale of Common Stock issuable pursuant to an Award. Unless otherwise provided in the applicable Award Agreement, in the event shares of Restricted Stock are tendered as consideration for the exercise of an Option, a number of the shares issued upon the exercise of the Option, equal to the number of shares of Restricted Stock used as consideration therefor, shall be subject to the same restrictions as the Restricted Stock so submitted as well as any additional restrictions that may be imposed by the Committee. The Committee may adopt additional rules and procedures regarding the exercise of Options from time to time, provided that such rules and procedures are not inconsistent with the provisions of this ARTICLE XII.

Section 12.2  Exercise through Attestation.  An optionee desiring to pay the Grant Price of an Option by tendering Common Stock using the method of attestation may, subject to any such conditions and in compliance with any such procedures as the Committee may adopt, do so by attesting to the ownership of Common Stock of the requisite value in which case the Company shall issue or otherwise deliver to the optionee upon such exercise a number of shares of Common Stock subject to the Option equal to the result obtained by dividing (a) the excess of the aggregate Fair Market Value of the shares of Common Stock subject to the Option for which the Option (or portion thereof) is being exercised over the Grant Price payable in respect of such exercise by (b) the Fair Market Value per share of Common Stock subject to the Option, and the optionee may retain the shares of Common Stock the ownership of which is attested.

ARTICLE XIII

TAXES

The Company or its designated third party administrator shall have the right to deduct applicable taxes from any Employee Award payment and withhold, at the time of delivery or vesting of cash or shares of Common Stock under this Plan, an appropriate amount of cash or number of shares of Common Stock or a combination thereof for payment of taxes or other amounts required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. The Committee may also permit withholding to be satisfied by the transfer to the Company of shares of Common Stock theretofore owned by the holder of the Employee Award with respect to which withholding is required. If shares of Common Stock are used to satisfy tax withholding, such shares shall be valued based on the Fair Market Value when the tax withholding is required to be made. The Committee may provide for loans, to the extent not otherwise prohibited by law, on either a short term or demand basis, from the Company to a Participant who is an Employee or Consultant to permit the payment of taxes required by law.

ARTICLE XIV

AMENDMENT, MODIFICATION, SUSPENSION, OR TERMINATION OF THE PLAN

Section 14.1  In General.  The Board may amend, modify, suspend, or terminate this Plan for the purpose of meeting or addressing any changes in legal requirements or for any other purpose permitted by law, except that:

(a) no amendment or alteration that would adversely affect the rights of any Participant under any Award previously granted to such Participant shall be made without the consent of such Participant, and

(b) no amendment or alteration shall be effective prior to its approval by the stockholders of the Company to the extent such approval is required by applicable legal requirements or the applicable requirements of the securities exchange on which the Company’s Common Stock is listed.

Section 14.2  Exceptions.  Notwithstanding anything herein to the contrary, Options issued under the Plan will not be repriced, replaced, or regranted through cancellation or by decreasing the exercise price of a previously granted Option except as expressly provided by the adjustment provisions of ARTICLE XVI.

ARTICLE XV

ASSIGNABILITY

Unless otherwise determined by the Committee and provided in the Award Agreement or the terms of the Award, no Award or any other benefit under this Plan shall be assignable or otherwise transferable except by will, by beneficiary designation, or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. In the event that a beneficiary designation conflicts with an assignment by will or the laws of descent and distribution, the beneficiary designation will prevail. The Committee may prescribe and include in applicable Award Agreements or the terms of the Award other restrictions on transfer. Any attempted assignment of an Award or any other benefit under this Plan in violation of this ARTICLE XV shall be null and void.

ARTICLE XVI

ADJUSTMENTS

Section 16.1  Adjustments in General.  The existence of outstanding Awards shall not affect in any manner the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the capital stock of the Company or its business or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock (whether or not such issue is prior to, on a parity with or junior to the existing Common Stock) or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding of any kind, whether or not of a character similar to that of the acts or proceedings enumerated above.

Section 16.2  Proportionate Adjustments  (a) In the event of any subdivision or consolidation of outstanding shares of Common Stock, declaration of a dividend payable in shares of Common Stock or other stock split, each of the following shall be proportionately adjusted by the Board as appropriate to reflect such transaction:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,

(ii) the number of shares of Common Stock covered by outstanding Awards,

(iii) the Grant Price or other price in respect of such Awards,

(iv) the appropriate Fair Market Value and other price determinations for such Awards, and

(v) the Stock Based Awards Limitations.

(b) In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption by the Company of any plan of exchange affecting Common Stock or any distribution to holders of Common Stock of securities or property (including cash dividends that the Board determines are not in the ordinary course of business but excluding normal cash dividends or dividends payable in Common Stock), the Board shall make appropriate adjustments to:

(i) the number of shares of Common Stock reserved under this Plan and the number of shares of Common Stock available for issuance pursuant to specific types of Awards as described in ARTICLE V,

(ii) the number of shares of Common Stock covered by Awards,

(iii) the Grant Price or other price in respect of such Awards,

(iv) the appropriate Fair Market Value and other price determinations for such Awards, and

(v) the Stock Based Awards Limitations to reflect such transaction; provided that such adjustments shall only be such as are necessary to maintain the proportionate interest of the holders of the Awards and preserve, without increasing, the value of such Awards.

(c) In the event of a corporate merger, consolidation, acquisition of assets or stock, separation, reorganization, or liquidation, the Board shall be authorized to:

(i) to assume under the Plan previously issued compensatory awards, or to substitute Awards for previously issued compensatory awards as part of such adjustment; if such event constitutes a Change of Control,

(ii) to cancel Awards that are Options or SARs and give the Participants who are the holders of such Awards notice and opportunity to exercise for 15 days prior to such cancellation, or

(iii) to cancel any such Awards and to deliver to the Participants cash in an amount that the Board shall determine in its sole discretion is equal to the fair market value of such Awards on the date of such event, which in the case of Options or SARs shall be the excess of the Fair Market Value of Common Stock on such date over the exercise or strike price of such Award.

ARTICLE XVII

RESTRICTIONS

No Common Stock or other form of payment shall be issued with respect to any Award unless the Company shall be satisfied based on the advice of its counsel that such issuance will be in compliance with applicable federal and state securities laws. Certificates evidencing shares of Common Stock delivered under this Plan (to the extent that such shares are so evidenced) may be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or transaction reporting system upon which the Common Stock is then listed or to which it is admitted for quotation and any applicable federal or state securities law. The Committee may cause a legend or legends to be placed upon such certificates (if any) to make appropriate reference to such restrictions.

ARTICLE XVIII

UNFUNDED PLAN

This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts shall be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer the Plan. The Company shall not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor shall the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan shall be based solely upon any contractual obligations that may be created by this Plan and any Award Agreement or the terms of the Award, and no such liability or obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by this Plan.

ARTICLE XIX

RIGHT TO EMPLOYMENT

Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or its Subsidiaries to terminate any Participant’s employment or other service relationship at any time, or confer upon any Participant any right to continue in the capacity in which he or she is employed or otherwise serves the Company or its Subsidiaries.

ARTICLE XX

SUCCESSORS

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XXI

GOVERNING LAW

This Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by mandatory provisions of the Code or the securities laws of the United States, shall be governed by and construed in accordance with the laws of the State of Texas.

ARTICLE XXII

EFFECTIVENESS AND TERM

The Plan will be submitted to the stockholders of the Company for approval at the 2007 annual meeting of the stockholders and, if approved, shall be effective as of the date first written above. No Award shall be made under the Plan ten years or more after such date.

VOTE BY INTERNET — www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER
COMMUNICATIONS
If you would like to reduce the costs incurred by Dawson Geophysical Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.
VOTE BY PHONE — 1-800-690-6903
 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
 Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dawson Geophysical Company, c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	DGCOM1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DAWSON GEOPHYSICAL COMPANY

THE DIRECTORS RECOMMEND A VOTE “FOR”
ITEMS 1, 2, AND 3						To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
Vote on Directors			For All	Withhold All	For All Except
			☐	☐	☐

1.	To elect as Directors of Dawson Geophysical Company the nominees listed below.

	01) Paul H. Brown	04) Stephen C. Jumper
	02) L. Decker Dawson	05) Tim C. Thompson
03) Gary M. Hoover

Vote on Proposals		For	Against	Abstain			For	Against	Abstain

2.	Proposal to approve the Dawson Geophysical Company 2006 Stock and Performance Incentive Plan	☐	☐	☐	3.	Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2007	☐	☐	☐

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated December 11, 2006.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting the persons named in this proxy will vote in their discretion.

For address changes and/or comments, please check this box and write them on the back where indicated.	☐

HOUSEHOLDING ELECTION - Please indicate if you consent to receive certain future investor communications in a single package per household.	Yes ☐	No ☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS
January 23, 2007
The stockholder(s) hereby appoint(s) L. Decker Dawson and Tim C. Thompson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Dawson Geophysical Company that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Central Time on January 23, 2007, at the Petroleum Club of Midland, Midland, Texas, and any adjournment or postponement thereof.
     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.
     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED ON REVERSE SIDE